Rule 497(e) and (g)
                                                        File Nos.:  33-48922
                                                                    811-6720
SUPPLEMENT TO PROSPECTUS
DATED MARCH 26, 1998

         The accompanying Prospectus of The Flex-Partners Core Equity Fund dated June 13, 1997 (the "Prospectus") lists Dreman Value Advisors, L.P. ("Dreman") as Sector Adviser to the finance sector of the Growth Stock Portfolio (the "Portfolio"), in which all of the investable assets of the Core Equity Fund are invested. Dreman has experienced a change of ownership due to its recent merger with Scudder, Stevens & Clark, Inc. Scudder Kemper Investments, Inc. ("Scudder Kemper") is the successor by merger to Dreman. Under the Investment Company Act of 1940, Dreman's merger has resulted in the "assignment" and termination of the Money Manager Agreement, effective December 31, 1996, among the Portfolio, Dreman and Sector Capital Management, L.L.C. ("Subadviser").

         Effective March 26, 1998, the Subadviser has selected, with the approval of the Portfolio Trustees, Scudder Kemper as Sector Adviser to manage the assets of the Portfolio representing the finance sector. Accordingly the following information about Scudder Kemper should be added under the caption "Sector Advisers," which begins on page 8 of the Prospectus:

                  "SCUDDER KEMPER INVESTMENTS, INC. serves as Sector Adviser to the finance sector of the Portfolio. Scudder Kemper is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions for more than seventy years. As of January 31, 1998, Scudder Kemper held discretionary investment authority over approximately $210 billion of assets. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Scudder Kemper. Mr. Kay has been associated with Scudder Kemper since 1993. From 1990 to 1993, Mr. Kay was an associate with J.S. Eliezer, a management consulting firm serving primarily the media industry. Scudder Kemper's principal executive offices are located at 345 Park Avenue, New York, NY 10017."